Statements of Net Assets Available for Benefits - EBP 003 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments, at fair value	$ 279,545,074	$ 250,951,897
Receivables:
Employer contributions	5,224,806	4,751,431
Participant notes receivable	3,413,165	2,855,791
Total receivables	8,637,971	7,607,222
Net assets available for benefits	$ 288,183,045	$ 258,559,119